HARRIS BRETALL SULLIVAN & SMITH
                               GROWTH EQUITY FUND












                                  ANNUAL REPORT

                                 MARCH 31, 1999

                 HARRIS BRETALL SULLIVAN & SMITH L.L.C. [LOGO]


May 1, 1999


Dear Shareholders:

The advancement in the broad market in the past year was led by the strength of growth stocks. After a tumultuous market ride in the Summer/Fall months of 1998, the financial services and technology sectors fueled the rally in the fourth quarter. Funds that focused on growth were rewarded with outstanding performance for the year, while the markets were much less kind to funds with concentrations in value oriented cyclical stocks. We are pleased to report that the Harris Bretall Growth Equity Fund outperformed the broad market indices for the year with reported returns of over 29% for the 12 months ending March 31, 1999.

1999 began with a continued strong demand for common stocks, pushing the Dow Jones Industrial Average to record highs. Two days before quarter-end, the Dow closed above the mystical 10,000 level for the first time. Harris Bretall first predicted Dow 10,000 three years and 4,500 points ago. Despite the skeptics, then and now, Harris Bretall remains as committed to larger growth stocks today as we were in 1996.

WHEN WILL THE DOW DOUBLE AGAIN? No one can know for sure. At Harris Bretall, we believe that the price of a stock follows the earnings of that company. Since Harris Bretall currently forecasts the earnings growth rate of the companies that comprise the Dow to remain in the 8% to 12% range, we would expect this market average to appreciate at a similar rate. At a 12% average annual return, the Dow would cross the 20,000 level shortly after December 2005. Given the experience of the last three years, that forecast seems rather realistic. Yet given the very strong demand for common stocks, the large amount of cash still on the sidelines, and the current "no boom-no bust" economic climate, such a move could happen much sooner.

With the projection of continued growth through the remainder of the decade and our estimates of the Dow reaching the 20,000 level by the Year 2005, the portfolio for the future should focus on large, U.S. multinational companies with a concentration in consumer franchises, high technology, health care and financial services. Of course, no one can predict the movement of the markets. But the combination of stocks in the Harris Bretall Growth Equity Fund is an example of a portfolio which we think will lead the market's charge upward.

Sincerely,


/s/ Jack Sullivan                                    /s/ Gordon J. Ceresino
John J. Sullivan                                     Gordon J. Ceresino
Partner                                              Partner

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

             Russell 1000 Growth        Adj Fund      Adj S&P
                    232.88               10,000       10,000
                    240.72               10,040       10,278
                    249.39               10,310       10,600
                    264.45               10,776       11,487
                    265.87               11,036       11,791
                    316.16               12,837       13,846
                    339.92               13,817       14,885
                    345.08               14,151       15,317
                    397.37               16,224       17,452
                    415.41               16,525       18,018
                    377.67               14,251       16,230
                    478.65               18,782       19,694
                    509.08               21,073       20,667

     Average Annual Total Return
     Period Ended March 31, 1999
   1 Year.......................... 29.88%
   Since Inception (5/1/96)........ 29.14%

Past Performance is not predictive of future performance.

The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000 Growth Index measures the performance of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values. All indices are unmanaged and returns include reinvested dividends.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 98.6%                                   Market Value
--------------------------------------------------------------------------------
            BANKS: 2.2%
  11,000    Wells Fargo Company...................................  $   385,688
                                                                    -----------

            CAPITAL GOODS/CONGLOMERATE: 7.3%
   5,000    General Electric Company..............................      553,125
   5,500    Illinois Tool Works, Inc..............................      340,313
   5,000    Tyco International Ltd................................      358,750
                                                                    -----------
                                                                      1,252,188
                                                                    -----------
            COMPUTER: 2.7%
   3,600    EMC Corp..............................................      459,900
                                                                    -----------

            CONSUMER CYCLICAL: 6.3%
   6,000    The Home Depot, Inc...................................      373,500
   4,400    The Interpublic Group of Companies, Inc...............      342,650
   4,000    Wal-Mart Stores, Inc..................................      368,750
                                                                    -----------
                                                                      1,084,900
                                                                    -----------
            CONSUMER SERVICES: 3.3%
  10,000    Mattel, Inc...........................................      248,750
  10,000    Walt Disney Company...................................      311,250
                                                                    -----------
                                                                        560,000
                                                                    -----------
            CONSUMER STAPLES: 6.6%
   3,500    Colgate-Palmolive Company.............................      322,000
   7,000    Gillette Company......................................      416,062
   4,000    Procter & Gamble Company..............................      391,750
                                                                    -----------
                                                                      1,129,812
                                                                    -----------
            DRUGS/BIOTECHNOLOGY: 12.0%
   6,000    Abbott Laboratories...................................      280,875
   6,000    Bristol-Myers Squibb Company..........................      385,875
   4,400    Merck & Company, Inc..................................      352,825
   2,800    Pfizer, Inc...........................................      388,500
   5,800    Schering-Plough Corp..................................      320,813
   5,000    Warner Lambert Company................................      330,937
                                                                    -----------
                                                                      2,059,825
                                                                    -----------

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------
            ENTERTAINMENT: 2.5%
   6,000    Time Warner, Inc......................................  $   426,375
                                                                    -----------

            FINANCIAL: 15.0%
   3,500    American International Group, Inc.....................      422,187
   5,000    BankAmerica Corp......................................      353,125
   6,000    Charles Schwab Corp...................................      576,750
   6,500    CitiGroup, Inc........................................      415,188
   4,500    Merrill Lynch & Company, Inc..........................      397,969
   4,000    Morgan Stanley Dean Witter & Co.......................      399,750
                                                                    -----------
                                                                      2,564,969
                                                                    -----------
            FOOD / BEVERAGE: 1.8%
   5,000    Coca-Cola Company.....................................      306,875
                                                                    -----------

            HEALTH PRODUCTS: 2.3%
   4,200    Johnson & Johnson.....................................      393,487
                                                                    -----------

            MEDICAL: 2.1%
   5,000    Medtronic, Inc........................................      358,750
                                                                    -----------

            RETAIL: 8.7%
   6,500    Dayton Hudson Corp....................................      433,063
   5,800    Kroger Company*.......................................      347,275
   6,000    Safeway, Inc.*........................................      307,875
  14,000    Starbucks Corp.*......................................      392,875
                                                                    -----------
                                                                      1,481,088
                                                                    -----------
            TECHNOLOGY/DEFENSE: 7.3%
   7,000    Autodesk, Inc.........................................      283,062
   8,000    Automatic Data Processing, Inc........................      331,000
   7,000    Microsoft Corp.*......................................      627,375
                                                                    -----------
                                                                      1,241,437
                                                                    -----------

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - HARDWARE: 15.9%
   4,000    America Online, Inc.*.................................  $   584,000
   7,300    Applied Materials, Inc.*..............................      450,319
   4,999    Cisco Systems, Inc.*..................................      547,703
   9,600    Dell Computer Corp.*..................................      392,400
   2,700    Intel Corp............................................      321,637
   4,000    Lucent Technologies, Inc..............................      431,000
                                                                    -----------
                                                                      2,727,059
                                                                    -----------
            TELEPHONE - LONG DISTANCE: 2.6%
   5,000    MCI WorldCom, Inc.*...................................      442,812
                                                                    -----------

                 Total common stocks (cost $11,034,088)...........   16,875,165
                                                                    -----------

Principal
 Amount     REPURCHASE AGREEMENT: 0.9%
--------------------------------------------------------------------------------
$149,000    Firstar Bank Repurchase Agreement, 3.50%,
            dated 3/31/1999, due 4/1/1999, collateralized
            by $153,273 GNMA, 5.63%, due 2/28/2001 (proceeds
            $149,014) (cost $149,000).......................            149,000
                                                                    -----------

            Total Investments in Securities (cost
            $11,183,088+): 99.5% .............                       17,024,165
            Other Assets less Liabilities: 0.5%...................       92,850
                                                                    -----------
            TOTAL NET ASSETS: 100.0% .............................  $17,117,015
                                                                    ===========

*Non-income producing security.

+ At March 31, 1999, the cost of securities for Federal income tax purposes was $11,216,033. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation................................  $ 5,874,564
     Gross unrealized depreciation................................      (66,432)
                                                                    -----------
       Net unrealized appreciation................................  $ 5,808,132
                                                                    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $11,183,088) ........    $17,024,165
  Cash ..........................................................            449
  Receivables:
    Dividends and interest ......................................          7,802
    Fund shares sold ............................................        106,593
  Other assets ..................................................         21,317
                                                                     -----------
      Total assets ..............................................     17,160,326
                                                                     -----------

LIABILITIES
  Payables:
    Advisory fees ...............................................          4,688
    Fund shares redeemed ........................................          5,000
  Accrued expenses ..............................................         33,623
                                                                     -----------
      Total liabilities .........................................         43,311
                                                                     -----------

NET ASSETS ......................................................    $17,117,015
                                                                     ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($17,117,015/845,801 shares outstanding;
    unlimited number of shares authorized without par value) ....    $     20.24
                                                                     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................    $10,827,346
  Undistributed net realized gain on investments ................        448,592
  Net unrealized appreciation on investments ....................      5,841,077
                                                                     -----------
      Net assets ................................................    $17,117,015
                                                                     ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividend ...................................................    $    87,483
    Interest ...................................................         11,160
                                                                    -----------
      Total income .............................................         98,643
                                                                    -----------

  Expenses
    Advisory fees ..............................................         97,541
    Distribution fees ..........................................         32,514
    Administration fee .........................................         30,000
    Fund accounting fees .......................................         18,985
    Transfer agent fees ........................................         15,842
    Audit fee ..................................................         15,595
    Registration fees ..........................................         13,433
    Custody fees ...............................................          9,292
    Reports to shareholders ....................................          7,948
    Legal fees .................................................          4,815
    Trustee fees ...............................................          4,205
    Miscellaneous ..............................................          2,739
    Insurance ..................................................            809
                                                                    -----------
      Total expenses ...........................................        253,718
      Less: expenses waived and reimbursed .....................        (85,948)
                                                                    -----------
      Net expenses .............................................        167,770
                                                                    -----------
        NET INVESTMENT LOSS ....................................        (69,127)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions ...............        912,941
    Net change in unrealized appreciation on investments .......      2,901,133
                                                                    -----------
      Net realized and unrealized gain on investments ..........      3,814,074
                                                                    -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $ 3,744,947
                                                                    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Year            Year
                                                      Ended           Ended
                                                 March 31, 1999   March 31, 1998
                                                 --------------   --------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ..........................  $    (69,127)   $    (24,024)
  Net realized gain from security transactions .       912,941          34,322
  Net change in unrealized appreciation on
    investments ................................     2,901,133       2,750,964
                                                  ------------    ------------
      NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ........................     3,744,947       2,761,262
                                                  ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain from security transactions .      (496,278)         (9,975)
                                                  ------------    ------------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ...........     1,897,137       5,753,555
                                                  ------------    ------------
      TOTAL INCREASE IN NET ASSETS .............     5,145,806       8,504,842

NET ASSETS
  Beginning of year ............................    11,971,209       3,466,367
                                                  ------------    ------------
END OF YEAR ....................................  $ 17,117,015    $ 11,971,209
                                                  ============    ============

(a) A summary of capital shares transactions is as follows:

                                    Year Ended                 Year Ended
                                  March 31, 1999             March 31, 1998
                             -----------------------    ------------------------
                              Shares        Value        Shares        Value
                              ------        -----        ------        -----
Shares sold ..............    408,124    $ 6,550,229     476,406    $ 6,518,871
Shares issued in
  reinvestment of
  distributions ..........     30,224        496,278         718          9,975
Shares redeemed ..........   (331,586)    (5,149,370)    (52,264)      (775,291)
                             --------    -----------    --------    -----------
Net increase .............    106,762    $ 1,897,137     424,860    $ 5,753,555
                             ========    ===========    ========    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------
                                                   Year Ended March 31,    May 1, 1996*
                                                   --------------------      through
                                                      1999       1998     March 31, 1997
------------------------------------------------------------------------------------------
Net asset value, beginning of period...............  $16.20     $11.03        $10.00
                                                     ------     ------        ------
Income from investment operations:
      Net investment loss..........................   (0.08)     (0.02)         0.00
      Net realized and unrealized
       gain on investments.........................    4.77       5.20          1.04
                                                     ------     ------        ------
Total from investment operations...................    4.69       5.18          1.04
                                                     ------     ------        ------

Less distributions:
      From net investment income...................    0.00       0.00         (0.01)
      From net capital gains.......................   (0.65)     (0.01)         0.00
                                                     ------     ------        ------
Total distributions................................   (0.65)     (0.01)        (0.01)
                                                     ------     ------        ------

Net asset value, end of period.....................  $20.24     $16.20        $11.03
                                                     ======     ======        ======

Total return.......................................   29.88%     47.02%        10.36%

Ratios/supplemental data:
Net assets, end of period (millions)...............  $ 17.1     $ 12.0        $  3.5

Ratio of expenses to average net assets:
      Before expense reimbursement and waiver......    1.95%      2.39%         4.97%+
      After expense reimbursement and waiver.......    1.29%      1.29%         1.28%+

Ratio of net investment loss to average net assets:
      Before expense reimbursement and waiver......   (1.19)%    (1.42)%       (3.69)%+
      After expense reimbursement and waiver.......   (0.53)%    (0.31)%        0.00%+

Portfolio turnover rate............................   52.77%     40.96%        14.62%

*Commencement of operations.

+Annualized.

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on May 1, 1996. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 1999, Harris Bretall Sullivan & Smith L.L.C. (the "Advisor"), provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended March 31, 1999, the Fund incurred $97,541 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.29% of average daily net assets. For the year ended March 31, 1999, the Advisor has waived its fees and reimbursed the Fund in the amount of $85,948. The cumulative unreimbursed amount paid by the Advisor on behalf of the Fund is $245,035.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------

     The Advisor may recapture from the Fund the total amount above no later than March 31, 2001, subject to the requirement that the Fund must pay the current ordinary operating expenses of the Fund before any such recapture, and subject to its continued compliance with any other expense limitations (both the payment of current expenses and continued compliance are "additional requirements"). The Advisor may recapture a partial amount of the above amount no later than March 31, 2002, except that the amount paid by the Advisor during the Fund's first year of operation is excluded and subject to the additional requirements listed above. The Advisor may recapture a partial amount of the above amount no later than March 31, 2003, except that the amounts paid by the Advisor during the Fund's first two years of operation are excluded and subject to the additional requirements listed above. After the Fund's seventh year of operations, the Advisor may only seek to recapture for any amounts paid during the previous three fiscal years of the Fund's operations, subject to the additional requirements listed above.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the following rate:

     Under $25 million      0.12% of average daily net assets
     $25 to $50 million     0.07% of average daily net assets
     $50 to $100 million    0.05% of average daily net assets
     Over $100 million      0.03% of average daily net assets,
                            with a minimum fee of $30,000 annually

     For  the  year  ended  March  31,  1999,  the  Fund  incurred   $30,000  in
Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended March 31, 1999, the Fund paid $32,514 to the Distribution Coordinator.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 1999, were $7,967,274 and $6,825,046, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Harris Bretall Sullivan & Smith Growth Equity Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Bretall Sullivan & Smith Growth Equity Fund as of March 31, 1999, the results of its operations for the fiscal year, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP


Los Angeles, California
April 30, 1999

                                     ADVISOR

                     Harris Bretall Sullivan & Smith L.L.C.
                         One Sansome Street, Suite 3300
                             San Francisco, CA 94104
                                 (415) 765-8300
                        Account Inquiries (800) 282-2340

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN

                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                     TRANSFER AND DIVIDEND DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                              INDEPENDENT AUDITORS

                                Ernst & Young LLP
                            725 South Figueroa Street
                              Los Angeles, CA 90017

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.